                                                                     EXHIBIT 3.1

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                                 ____________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT "IRON AGE CORPORATION" IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS DULY AUTHORIZED TO TRANSACT BUSINESS.

     THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

     CERTIFICATE OF INCORPORATION, FILED THE TWENTY-EIGHTH DAY OF JANUARY, A.D. 1980, AT 10 O'CLOCK A.M.

     CERTIFICATE OF OWNERSHIP, CHANGING ITS NAME FROM "WARD WHITE CHILDS, INC." TO "CHILDS CORPORATION", FILED THE EIGHTH DAY OF APRIL, A.D. 1980, AT 11:15 O'CLOCK A.M.

     CERTIFICATE OF REDUCTION, FILED THE TWENTY-SIXTH DAY OF SEPTEMBER, A.D. 1980, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TENTH DAY OF DECEMBER, A.D. 1986, AT 10 0'CLOCK A.M.

     CERTIFICATE OF OWNERSHIP, CHANGING ITS NAME FROM "CHILDS CORPORATION" TO "CHILDS ACQUISITION CORPORATION", FILED THE THIRTIETH DAY OF JANUARY, A.D. 1990 AT 9 O'CLOCK A.M.

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                                 ____________

     CERTIFICATE OF CORRECTION, CHANGING ITS NAME FROM "CHILDS ACQUISITION CORPORATION" TO "CHILDS CORPORATION", FILED THE SIXTH DAY OF JUNE, A.D. 1990, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "CHILDS CORPORATION" TO "IRON AGE CORPORATION", FILED THE THIRTY-FIRST DAY OF MAY, A.D. 1997, AT 3:30 O'CLOCK P.M.

     CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SECOND DAY OF SEPTEMBER, A.D. 1997, AT 9 O'CLOCK A.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.


                              /s/ Edward J. Freel
                              -----------------------------------
                              Edward J. Freel, Secretary of State

                                                        AUTHENTICATION:  9029138

                                                                 DATE:  04-16-98

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                                 ____________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "WARD WHITE CHILDS, INC.", FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF JANUARY, A.D. 1980, AT 10 O'CLOCK A.M.



                              /s/ Edward J. Freel
                              -----------------------------------
                              Edward J. Freel, Secretary of State

                                                        AUTHENTICATION:  9028533

                                                                 DATE:  04-15-98

                         CERTIFICATE OF INCORPORATION

                                      OF

                            WARD WHITE CHILDS, INC.


                                   ARTICLE I
                                   ---------

     The name of the Corporation is WARD WHITE CHILDS, INC.

                                  ARTICLE II
                                  ----------

     The registered office of the Corporation in the State of Delaware is located at 100 West 10th Street, in the City of Wilmington, County of New Castle. The name and address of the Corporation's registered agent is The Corporation Trust Company, 100 West 10th Street, Wilmington, Delaware.

                                  ARTICLE III
                                  -----------

     The purposes of the Corporation are to engage in the manufacture and sale of footwear of all kinds and in any other lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV
                                  ----------

     The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock of the par value of $1 per share.

                                   ARTICLE V
                                   ---------

     In the event of an increase in the authorized Common Stock of the Corporation the holders of the capital stock of the Corporation at the time outstanding shall have the exclusive right to subscribe in proportion to their holdings for the Common Stock so to be issued and any stock purchase warrants or other option rights which may be issued giving the right to purchase shares of such Common Stock for cash.

                                  ARTICLE VI
                                  ----------

     Elections of directors need not be by ballot unless the By-Laws of the Corporation shall so provide. At any special meeting of the Stockholders, duly called as provided in the By-Laws, any director or directors may, by the affirmative vote of a majority of all the shares of stock outstanding and entitled to vote for the election of directors, be removed from office, either with or without cause.

                                  ARTICLE VII
                                  -----------

     In furtherance and not in limitation of the power conferred upon the Board of Directors by law and subject to the provisions of the By-Laws, the Board of Directors shall have power to make, adopt, alter, amend and repeal from time to time By-Laws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal By-Laws made by the Board of Directors.

                                  ARTICLE VII
                                  -----------

     The incorporator of the Corporation is C. Gorham Phillips whose mailing address is Room 4500, 140 Broadway, New York, New York 10005.

     THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that it is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 24th day of January, 1980.



                              /s/ C. Gorham Phillips
                              ------------------------
                              C. Gorham Phillips
                              Incorporator

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                                 ____________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "CHILDS CORPORATION", A PENNSYLVANIA CORPORATION, WITH AND INTO "WARD WHITE CHILDS, INC." UNDER THE NAME OF "CHILDS CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF APRIL, A.D. 1980, AT 11:15 O'CLOCK A.M.



                              /s/ Edward J. Freel
                              -----------------------------------
                              Edward J. Freel, Secretary of State

                                                        AUTHENTICATION:  9028534

                                                                 DATE:  04-15-98

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                              CHILDS CORPORATION

                                     INTO

                            WARD WHITE CHILDS, INC.

     In compliance with the provisions of Section 253 of the General Corporation Law of the State of Delaware, Ward White Childs, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify under its corporate seal as follows:

     1. Ward White Childs, Inc. was incorporated on the 28th day of January, 1980, pursuant to the General Corporation Law of the State of Delaware.

     2. Ward White Childs, Inc. owns all of the outstanding shares of common stock, par value $1 per share, of Childs Corporation, a corporation incorporated pursuant to the Business Corporation Law of the Commonwealth of Pennsylvania.

     3. By the following resolutions of its Board of Directors, adopted by unanimous written consent dated April 8, 1980, Ward White Childs, Inc. determined to merge into itself said Childs Corporation:

     RESOLVED, that Childs Corporation, a wholly-owned subsidiary of Ward White Childs, Inc., be merged with and into Ward White Childs, Inc. and that Ward White Childs, Inc. assume all the obligations of Childs Corporation pursuant to the terms of the following plan of merger which is hereby adopted and approved:

                                PLAN OF MERGER

          Childs Corporation, a Pennsylvania corporation ("Childs"), shall be merged with and into Ward White Childs, Inc., a Delaware corporation and the surviving corporation ("WWC"), pursuant to Subchapter IX of the General Corporation Law of the State of Delaware and
          Article IX of the Business Corporation Law of the Commonwealth of Pennsylvania. The issued and outstanding shares of capital stock of Childs shall not be converted or exchanged but shall be surrendered and cancelled, and no shares of WWC shall be issued in exchange therefor. Neither the issued and outstanding shares of WWC nor its Certificate of Incorporation shall be changed as a result of the merger, except as set forth in the following sentence. The name of the surviving corporation, from and after the effective time and date of the merger, shall be Childs Corporation. The surviving corporation shall be governed by the laws of the State of Delaware;

     FURTHER RESOLVED, that the merger of Childs Corporation with and into Ward White Childs, Inc. shall become effective upon completion of the necessary filings with the Secretary of State of the State of Delaware and the Department of State of the commonwealth of Pennsylvania; and

     FURTHER RESOLVED, that the proper officers of Ward White Childs, Inc. be, and they hereby are, authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said Childs Corporation with and into Ward White Childs, Inc., and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all such other acts and things and to execute, sign, verify, acknowledge, deliver, file and record all such other instruments, returns and documents, in the name and on behalf of Ward White Childs, Inc. and under its corporate seal or otherwise, as they in their judgment shall deem necessary, proper or advisable in order to accomplish the purposes of the plan of merger hereinbefore approved.

     IN WITNESS WHEREOF, Ward White Childs, Inc. has caused this Certificate of Ownership and Merger to be signed by one of its Vice Presidents, and its corporate seal hereunder to affixed, this 8th day of April, 1980.

                              WARD WHITE CHILDS, INC.


                              By: /s/ C. Gorham Phillips
                                  -------------------------
                                      Vice President


[CORPORATE SEAL]



/s/ P. Baxter Lanius, III
-------------------------
Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                               ________________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF REDUCTION OF "CHILDS CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF SEPTEMBER, A.D. 1980, AT 10 O'CLOCK A.M.



                              /s/ Edward J. Freel
                              -----------------------------------
                              Edward J. Freel, Secretary of State

                                                        AUTHENTICATION:  9028535

                                                                 DATE:  04-15-98

                           CERTIFICATE OF REDUCTION
                           ------------------------

                                  OF CAPITAL
                                  ----------

     CHILDS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of Childs Corporation a resolution was duly adopted setting forth a proposed reduction of the capital of the Corporation in the manner and to the extent hereinafter set forth.

     SECOND: That pursuant to the provisions of Section 244 of the General Corporation Law of the State of Delaware a reduction of the capital of the Corporation by the amount of Eleven Million Two Hundred and Fifty Thousand Dollars ($11,250,000) was authorized in the following manner: by transferring to surplus some ($11,250,000) of the capital represented by issued shares of its par value capital stock (namely, $1,000 shares of common stock, par value $1 per share), which capital is in excess of the aggregate par value of such shares.

     THIRD: That the assets of the Corporation remaining after such reduction are sufficient to pay any debts, the payment of which has not been otherwise provided for.

     IN WITNESS WHEREOF, said Childs Corporation has caused this certificate to be signed by James H. Childs, Jr., its President, and attested by Frank C. Marrison, its Secretary this 11th day of September 1980.

[corporate seal]                    CHILDS CORPORATION


                                    By /s/ James H. Childs, Jr.
                                      ---------------------------
                                           President

ATTEST:


By: /s/ Frank C. Marrison
    -----------------------
        Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                                 ____________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CHILDS CORPORATION", FILED IN THIS OFFICE ON THE TENTH DAY OF DECEMBER, A.D. 1986, AT 10 O'CLOCK A.M.



                              /s/ Edward J. Freel
                              -----------------------------------
                              Edward J. Freel, Secretary of State

                                                        AUTHENTICATION:  9028536

                                                                 DATE:  04-15-98

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION

     CHILDS CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: That the Board of Directors of said corporation, at a meeting duly called and held, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

          RESOLVED, that the Certificate of Incorporation of the Company by amended by adding a new Article IX thereto reading as follows:

                                  "ARTICLE IX
                                   ----------

     No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit."

     SECOND: That in lieu of a meeting and vote of stockholders, the sole stockholder of said corporation has given its written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Childs Corporation has caused this certificate to be signed by DEAN M. HAULTON, its Vice Chairman of the Board, and attested by F.C. Marrison, its Secretary, this 12th day of November, 1986.

                              CHILDS CORPORATION


                              By:/s/ Dean M. Haulton
                                 ----------------------------
                                  Vice Chairman of the Board


ATTEST:


/s/ F.C. Marrison
------------------
Secretary

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE
                                 ____________

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "CHILDS ACQUISITION CORPORATION", A DELAWARE CORPORATION, WITH AND INTO "CHILDS CORPORATION" UNDER THE NAME OF "CHILDS ACQUISITION CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE THIRTIETH DAY OF JANUARY, A.D. 1990, AT 9 O'CLOCK A.M.



                              /s/ Edward J. Freel
                              -----------------------------------
                              Edward J. Freel, Secretary of State

                                                        AUTHENTICATION:  9028537

                                                                 DATE:  04-15-98

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                      OF

                        CHILDS ACQUISITION CORPORATION

                                 WITH AND INTO

                              CHILDS CORPORATION

                       UNDER SECTION 253 OF THE GENERAL

                   CORPORATION LAW OF THE STATE OF DELAWARE

Childs Acquisition Corporation, a Delaware corporation (the "Corporation"), does hereby certify:

     FIRST: That the Corporation was incorporated on the 24th day of January, 1990, pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Childs Corporation, a Delaware corporation formerly named Ward White Childs, Inc., incorporated on the 28th day of January, 1980.

     THIRD, That the Corporation, by the following resolutions of its Board of Directors, duly adopted on January 30, 1990, determined to merge itself into Childs Corporation on the conditions set forth in such resolutions:

     RESOLVED: That, effective upon the filing of a certificate of ownership and merger embodying these resolutions with the Secretary of State of Delaware (but subject to the approval of the stockholders of the Corporation) the Corporation merge itself into Childs Corporation, which will assume all of the obligations of the Corporation (the "Merger"); and

     RESOLVED: That, upon completion of the Merger, the holders of the common Stock of the Corporation shall receive an equivalent number and class of shares of the Common Stock of Childs Corporation and shall have no further claims of any kind or nature; and all of the capital stock of Childs Corporation held by the

     Corporation as of immediately prior to the Merger shall be surrendered and cancelled; and

     RESOLVED: That these resolutions to merge be submitted to the stockholders of this Corporation and that upon receiving the unanimous written consent of such stockholders the proposed
     Merger shall be approved; and

     RESOLVED: That the effective date of the Merger shall be upon filing of a certificate of ownership and merger with the Secretary of State of Delaware; and

     RESOLVED: That the certificate of incorporation of Childs Corporation, as in effect immediately prior to the filing of such certificate of ownership and merger, shall be amended as of the filing so as to read in its entirety as set forth in Annex A presented to this Board of Directors and attached to such certificate of ownership and merger. From and after the filing, said certificate of incorporation, as so amended and as the same may thereafter be amended from time to time as provided by law, separate and apart from such certificate, shall be, and may be separately certified as, the certificate of incorporation of Childs Corporation; and

     RESOLVED: That the President or any Vice President and the Secretary of or any Assistant Secretary of the Corporation at the time in office be, and they are, and each of them acting singly is, hereby directed and authorized to make, execute and acknowledge a certificate of ownership and merger embodying these resolutions to merge this Corporation with and into Childs Corporation and thereby to cause Childs Corporation to assume said Corporation's liabilities and obligations and simultaneously to amend the certificate of incorporation of Childs Corporation and to file the same in the office of the Secretary of State of Delaware and to record a certified copy thereof in the Office of Recorder of Deeds of New Castle County, Delaware; and

     RESOLVED: That the officers of this Corporation at the time in office be, and they are, and each of them acting singly is, hereby directed and authorized to do or cause to be done any and all such other acts and things as may be shown by his, her or their judgment necessary, desirable, or appropriate in order to give effect to and carry out the intent of these resolutions, the taking of any such action and the doing of any such thing to be conclusive evidence of the authority of the officer or officers so acting and conclusive evidence that the same has been approved by the Board of Directors of this Corporation.

     FOURTH: That the Merger has been approved by the holders of all of the outstanding stock of this Corporation entitled to vote thereon by unanimous written consent without a meeting in accordance with Sections 228 and 253 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by Donald R. Jensen, its President, and attested by J. Richard Lauver, its Secretary, as of this 30th day of January, 1990.

                              CHILDS ACQUISITION CORPORATION



                              By:  /s/ Donald R. Jensen
                                   ----------------------
                                       President
ATTEST:


By: /s/ J. Richard Lauver
    -----------------------
        Secretary

                                                                         Annex A
                                                                         -------

                     AMENDED CERTIFICATE OF INCORPORATION

                                      OF

                              CHILDS CORPORATION

     1.   The name of this corporation is Childs Acquisition Corporation.

     2. The registered office of this corporation in the State of Delaware is located as 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

     4. The total number of shares of stock that this corporation shall have authority to issue is 1,000 shares of Common Stock, $1.00 par value per share. Each share of Common Stock shall be entitled to one vote.

     5. Except as provided to the contrary in the provisions establishing a class or series of stock, the amount of the authorized stock of this corporation of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the stock of this corporation entitled to vote.

     6. The election of directors need not be by ballot unless the by-laws shall so require.

     7. In furtherance and not in limitation of the power conferred upon the board of directors by law, the board of directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the board of directors.

     8. A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined. No amendment or repeal of this paragraph 8 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     9. This corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this corporation or while a director or officer is or was serving at the request of this corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise including service with respect to employee benefit plans, against expenses, (including attorney's fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that
                                                      --------  -------
the foregoing shall not require this corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this paragraph 9 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this paragraph 9 shall not adversely affect any right or protection of a director or officer of this corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

     10. The books of this corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the board of directors or in the by-laws of this corporation.

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                                 ____________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "CHILDS ACQUISITION CORPORATION", CHANGING ITS NAME FROM "CHILDS ACQUISITION CORPORATION" TO "CHILDS CORPORATION", FILED IN THIS OFFICE ON THE SIXTH DAY OF JUNE, A.D. 1990, AT 10 O'CLOCK A.M.



                                  /s/ Edward J. Freel
                                  -----------------------------------
                                  Edward J. Freel, Secretary of State

                                                        AUTHENTICATION:  9028538

                                                                 DATE:  04-15-98

                  CERTIFICATE OF CORRECTION FILED TO CORRECT
              CERTAIN ERRORS IN THE CERTIFICATE OF OWNERSHIP AND
                   MERGER OF CHILDS ACQUISITION CORPORATION
                       WITH AND INTO CHILDS CORPORATION
                            FILED JANUARY 30, 1990
              IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE


Childs Acquisition Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     1.   The name of the corporation is Childs Acquisition Corporation.

     2. That a certificate of Ownership and Merger of Childs Acquisition Corporation with and into Childs Corporation was filed with the Secretary of State of Delaware on January 30, 1990 and that said Certificate requires correction as permitted by subsection (f) of section 103 of The General Corporation Law of the State of Delaware.

     3. The inaccuracy or defects in said Certificate to be corrected are (i) that the name of the corporation set forth in Paragraph I of the Amended Certificate of Incorporation which was attached as Annex A to the said Certificate of Ownership and Merger of Childs Acquisition Corporation with and into Childs Corporation under Section 253 of the General Corporation Law of the State of Delaware was stated to be "Childs Acquisition Corporation" rather than "Childs Corporation" and (ii) that the name and address of the incorporator were omitted from the Amended Certificate of Incorporation.

     4. Paragraphs 1 and 11 of the Amended Certificate of Incorporation as corrected and added shall read as set forth on Annex A attached hereto.

     IN WITNESS WHEREOF, the corporation has caused this certificate to be signed by Donald R. Jensen, its President and attested by J. Richard Lauver, its Secretary, this 31st day of May, 1990.

                              CHILDS CORPORATION


                              By:  /s/ Donald R. Jensen
                                   -----------------------
                                   President

ATTEST:


By: /s/ J. Richard Lauver
   ------------------------
   Secretary

                                                                         Annex A
                                                                         -------

                         CERTIFICATE OF INCORPORATION

                                      OF

                              CHILDS CORPORATION

     1.   The name of this corporation is Childs Corporation.

     2. The registered office of this corporation in the State of Delaware is located as 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     3. The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

     4. The total number of shares of stock that this corporation shall have authority to issue is 1,000 shares of Common Stock, $1.00 par value per share. Each share of Common Stock shall be entitled to one vote.

     5. Except as provided to the contrary in the provisions establishing a class or series of stock, the amount of the authorized stock of this corporation of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the stock of this corporation entitled to vote.

     6. The election of directors need not be by ballot unless the by-laws shall so require.

     7. In furtherance and not in limitation of the power conferred upon the board of directors by law, the board of directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the board of directors.

     8. A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the Delaware General corporation Law as in effect at the time such liability is determined. No amendment or repeal of this paragraph 8 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     9. This corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this corporation or while a director or officer is or was serving at the request of this corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit expenses, judgements, fines, penalties and amounts paid in settlement incorrect in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require this
          --------  -------
corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representative of such person. Any person seeking indemnification under this paragraph 9 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this paragraph 9 shall not adversely affect any right or protection of a director or officer of this corporation with respect to any acts or omissions of such directors and officers occurring prior to such repeal or modification.

     10. The books of this corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the board of directors of in the by-laws of this corporation.

     11. The incorporator of this corporation is C. Gorham Phillips, whose mailing address is Room 4500, 140 Broadway, New York, New York 10005.

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                           _________________________


     I , EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CHILDS CORPORATION", CHANGING ITS NAME FROM "CHILDS CORPORATION" TO "IRON AGE CORPORATION", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF MAY, A.D. 1991, AT 10 O'CLOCK A.M.



                                             /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                                                    AUTHENTICATION:      9028539

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION


CHILDS CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and in the best interests of the stockholders and recommending that the amendment be presented at a special meeting of the stockholders of the Corporation for consideration. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing Article 1 so that as amended said Article shall be and read as follows:

          "1.  The name of this corporation is Iron Age Corporation."

SECOND: That thereafter a special meeting of the shareholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its President and Secretary this 22nd day of May, 1991.

ATTEST:                               CHILDS CORPORATION


/s/ J. Richard Lauver                 By:/s/ Donald R. Jensen
---------------------                    --------------------

Title: Secretary                      Title: President
       --------------                        ----------------

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                           _________________________


     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "IRON AGE HOLDINGS CORPORATION", A DELAWARE CORPORATION, WITH AND INTO "IRON AGE CORPORATION" UNDER THE NAME OF "IRON AGE CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SIXTH DAY OF FEBRUARY, A.D. 1997, AT 3:30 O'CLOCK P.M.



                              /s/ Edward J. Freel
                              -----------------------------------------
                              Edward J. Freel, Secretary of State

                              AUTHENTICATION:      9028540

                                         DATE:     04-15-98

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                         IRON AGE HOLDINGS CORPORATION
                                      AND
                             IRON AGE CORPORATION


     Iron Age Holdings Corporation, a corporation organized and existing under the laws of the State of Delaware;

     DOES HEREBY CERTIFY:

     FIRST: That it was organized pursuant to the provisions of the General Corporation Law of the State of Delaware, on the 18th day of December, 1989.

     SECOND: That it owns all of the outstanding shares of each class of the capital stock of Iron Age Corporation, a corporation organized pursuant to the provisions of the General Corporation Law of the State of Delaware, on the 28th day of January, 1980.

     THIRD: That by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of the members thereof pursuant to Section 141(f) of the General Corporation Law of the State of Delaware on February 26, 1997 and filed with the minutes of the Board, Iron Age Holdings Corporation determined to, and effective upon the filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware does, merge itself into said Iron Age Corporation:

          WHEREAS, the transactions contemplated by that certain Stock Purchase Agreement, dated December 26, 1996, as amended, among this Corporation, IAH Acquisition Corp., a Delaware corporation, and the holders of securities of Iron Age Holdings Corporation named therein (the "Stock Purchase Agreement") have been consummated; and

          WHEREAS, this Corporation is the surviving corporation of the merger of IAH Acquisition Corp., formerly a Delaware corporation, with and into this Corporation, which merger became effective earlier than the time hereof on the date hereof;

          WHEREAS, this Corporation is the legal and beneficial owner of all of the outstanding shares of capital stock, par value $.01 per share, of Iron Age Corporation; and

          WHEREAS, said capital stock is the only issued and outstanding stock of Iron Age Corporation; and

          WHEREAS, this Corporation desires to merge itself into Iron Age Corporation pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware;

          NOW, THEREFORE, IT IS:

     RESOLVED:  That it is in the best interests of the Corporation that the
     --------
                Corporation be merged with and into Iron Age Corporation pursuant to the General Corporation Law of the State of Delaware.

     RESOLVED:  That, in accordance with the General Corporation Law of the
     --------
                State of Delaware and subject to the approval of the sole stockholder of this Corporation, the Corporation merge and it does hereby merge itself with and into Iron Age Corporation effective upon filing of an appropriate Certificate of Ownership and Merger embodying these resolutions with the Secretary of State of the State of Delaware, and that Iron Age Corporation shall be the surviving corporation and shall assume all of the obligations of the Corporation.

     RESOLVED:  That upon effectiveness of the merger, the holder of the shares
     --------
                of stock of the Corporation shall receive an equivalent number of shares of stock of Iron Age Corporation and shall have no further claims of any kind or nature; and all of the shares of stock of Iron Age Corporation held by the Corporation shall be surrendered and canceled.

     RESOLVED:  That upon effectiveness of the proposed merger the number of
     --------
                directors of the surviving corporation shall be fixed at three
                (3) and the persons who are the directors of this Corporation immediately prior to the effectiveness of the proposed merger shall become the directors of the surviving corporation until their successors shall be elected and qualified in accordance with the Certificate of Incorporation, as amended from time to time, and the By-laws, as amended from time to time.

     RESOLVED:  That the proposed merger be submitted to the sole stockholder of
     --------
                the Corporation and that upon receiving the unanimous written consent of such stockholder the merger shall be deemed approved.

     RESOLVED:  That the officers of this Corporation be, and each of them
     --------
                acting singly is hereby authorized and directed to (1) make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions and providing for the merger of this Corporation into Iron Age Corporation and cause it to be filed in accordance with the provisions of Sections 103 and 253 of the General Corporation Law of the State of Delaware and (2) take any and all other lawful actions necessary or desirable to cause such merger to become effective under the General Corporation Law of the State of Delaware.

     RESOLVED:  That the officers are authorized from time to time in the name
     --------
                and on behalf of the Corporation, under its corporate seal, if desired, to execute, acknowledge, deliver and file any of the agreements, instruments, certificates and documents referred to in the preceding resolutions, with such changes as the officer so acting may deem necessary or desirable, and to take or cause to be taken all other actions in connection with the transactions which are referred to in, or contemplated by, the preceding resolutions, as may be shown by the officer's execution or performance to be in the officer's judgment necessary or desirable, the taking of such action by an officer of the Corporation to be conclusive evidence that the same is authorized by the directors of the Corporation.

     FOURTH: That the merger has been approved by the holder of all the outstanding shares of stock of Iron Age Holdings Corporation entitled to vote thereon by unanimous written consent without a meeting in accordance with
Section 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Iron Age Holdings Corporation has caused this certificate to be signed by an officer of said Corporation thereunto duly authorized, this 26th day of February, 1997.

                              /s/ Andrea Geisser
                              ------------------------
                              Name:
                              Title:

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                           _________________________



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "IAK ACQUISITION CORP.", A DELAWARE CORPORATION,
     WITH AND INTO "IRON AGE CORPORATION" UNDER THE NAME OF "IRON AGE CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SECOND DAY OF SEPTEMBER, A.D. 1997, AT 9 O'CLOCK A.M.



                              /s/ Edward J. Freel
                              -----------------------------------------
                              Edward J. Freel, Secretary of State

                              AUTHENTICATION:      9028541

                                         DATE:     04-15-98

                      CERTIFICATE OF OWNERSHIP AND MERGER
                         MERGING IAK ACQUISITION CORP.
                           INTO IRON AGE CORPORATION


          Iron Age Corporation, a corporation organized and existing under the law of the State of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That it was organized pursuant to the provisions of the General Corporation Law of the State of Delaware, on the 28th day of January, 1980.

          SECOND: That it owns all of the outstanding shares of each class of the capital stock of IAK Acquisition Corp., a corporation organized pursuant to the provisions of the General Corporation Law of the State of Delaware, on the 20th day of February, 1997.

          THIRD: That by the following resolutions of its Board of Directors, duly adopted by unanimous written consent of the members thereof pursuant to
Section 141(f) of the General Corporation Law of the State of Delaware on September 18, 1997 and filed with the minutes of the Board, this Corporation determined to, and effective upon the filing of this Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, merge said IAK Acquisition Corp. into itself.

          WHEREAS, the transactions contemplated by that certain Asset Purchase Agreement dated March 11, 1997 between said IAK Acquisition Corp. and Knapp Shoes, Inc. have been consummated; and

          WHEREAS, this Corporation is the legal and beneficial owner of all of the outstanding shares of capital stock, par value $.01 per share, of IAK Acquisition Corp.; and

          WHEREAS, said capital stock is the only issued and outstanding stock of IAK Acquisition Corp.; and

          WHEREAS, this Corporation desires to merge said IAK Acquisition Corp. into itself pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware;

          NOW, THEREFORE, IT IS:

     RESOLVED:  That it is the best interest of this Corporation that said IAK
                Acquisition Corp. be merged with and into this Corporation pursuant to the General Corporation Law of the State of Delaware.

     RESOLVED:  That, in accordance with the General Corporation Law of the
                State of Delaware, the Corporation merges and it does hereby merge said IAK Acquisition Corp. into itself effective upon filing of an appropriate Certificate of Ownership and Merger embodying these resolutions with the Secretary of State of the State of Delaware, and that this Corporation shall be the surviving corporation and shall assume all of the obligations of said IAK Acquisition Corp.

     RESOLVED:  That the officers of this Corporation be, and each of them acting singly, is hereby authorized and directed to make and execute a Certificate of Ownership and Merger setting forth a copy of these resolutions and providing for the merger of said IAK Acquisition Corp. into this Corporation and cause it to be filed in accordance with the provisions of Sections 103 and 253 of the General Corporation Law of the State of Delaware and take any and all other lawful actions necessary or desirable to cause such merger to become effective under the General Corporation Law of the State of Delaware.

     RESOLVED:  That the officers are authorized from time to time in the name and on behalf of this Corporation, under its corporate seal, if desired, to execute, acknowledge, deliver and file any of the agreements, instruments, certificates and documents referred to in the preceding resolutions, with such changes as the officer so acting may deem necessary or desirable, and to take or cause to be taken all other actions in connection with the transactions which are referred to in, or contemplated by, the preceding resolutions, as may be shown by the officer's execution or performance to be in the officer's judgment necessary or desirable, the taking of such action by an officer of this Corporation to be conclusive evidence that the same is authorized by the directors of this Corporation.

          IN WITNESS WHEREOF, Iron Age Corporation has caused this certificate to be signed by an officer of Iron Age Corporation thereunto duly authorized, this 19th day of September, 1997.

                              IRON AGE CORPORATION


                              By  /s/ Donald R. Jensen
                                -------------------------------
                                      Chairman and CEO
                                      Donald R. Jensen